CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3



                           DERIVED INFORMATION 3/14/02
                               SUBJECT TO REVISION

                           $[97,700,000] (APPROXIMATE)
                             CSFB ABS TRUST 2002-MH3
              CSFB MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-MH3


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE









The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           $[97,700,000] (APPROXIMATE)
                             CSFB ABS TRUST 2002-MH3
         MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES, SERIES 2002-MH3


PRICING INFORMATION


Offered Certificates (1):

------------------------------------------------------------------------------------------------------------------------------------
             APPROXIMATE     CERTIFICATE   COUPON(2)     WAL      BENCHMARK      EXPECTED       PROPOSED RATINGS    PUBLIC/PRIVATE
  CLASS      CERTIFICATE        TYPE                   (YEARS)                    WINDOW      (S&P/MOODY'S/FITCH)
               BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    A        $[79,800,000]     Senior     Fixed Rate    [4.8]       Swaps      04/02 - 08/18      AAA/Aaa/AAA           Public
   M-1        $[6,900,000]    Mezzanine   Fixed Rate    [11.2]     Treasury    12/07 - 08/18       AA/Aa2/AA            Public
   M-2        $[5,900,000]    Mezzanine   Fixed Rate    [11.2]     Treasury    12/07 - 08/18         A/A2/A             Public
   B-1        $[5,100,000]   Subordinate  Fixed Rate    [11.2]     Treasury    12/07 - 08/18      BBB/Baa2/BBB          Public
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL      $[97,700,000]
--------------------------


Non-Offered Certificates (3):

---------------------------------------------------------------------------------------------------------------------------
               APPROXIMATE                                       WAL        PROPOSED RATINGS          Public/Private
   CLASS       CERTIFICATE      CERTIFICATE       COUPON       (YEARS)        (S&P/MOODY'S)
                 BALANCE            TYPE
---------------------------------------------------------------------------------------------------------------------------
    R-I              $50 (4)       Senior           TBD          TBD               TBD                    Public
   R-II              $50 (4)       Senior           TBD          TBD               TBD                    Public
    B-2         $[5,100,000]    Subordinate     Fixed Rate       TBD               TBD                    Private
    SB           $4,277,644    Subordinate/OC       N/A          N/A               N/A                    Private
---------------------------------------------------------------------------------------------------------------------------


  (1)  The collateral pricing scenario assumes 175% MHP priced to call.
  (2)  The Offered Certificates are subject to a cap equal to the Net Funds Cap.
  (3) This Information should not be used in connection with the purchase of the Class R-I, Class R-II, Class B-2 or Class SB Certificates.
  (4)  Non-economic residual with the tax liabilities of the REMICs.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


SUMMARY TERMS

Underwriter:                 Credit Suisse First Boston Corp (Lead manager).

Depositor:                   Credit  Suisse  First  Boston  Mortgage  Securities
                             Corp.

Originators                  The manufactured housing installment  contracts and
                             installment loan agreements (the "MH Contracts") were originated by The CIT Group/Sales Financing,
                             Inc. and The CIT Group/Consumer Finance, Inc.

Servicer:                    The CIT Group/Sales Financing, Inc.

Trustee:                     JP Morgan Chase.

Cut-off Date:                On or about March 1, 2002.

Closing Date:                [March 27, 2002].

Investor Settlement:         On or about [March 28, 2002].

Distribution Dates:          25th  day of each  month  (or the  next  succeeding
                             business day), beginning in April 2002.

Accrual Periods:             For any  Distribution  Date and with respect to the
                             Class A Certificates, Class M-1 Certificates, Class
                             M-2 Certificates and Class B-1 Certificates the calendar month preceding such Distribution Date, on a 30/360 basis.

Delay Days:                  24 days.

Pricing Prepayment Speed:    [175% MHP].

Certificate Ratings:         The Class A,  Class M-1,  Class M-2,  and Class B-1
                             are expected to be rated by S&P/Moody's/Fitch.

                             Class A:      AAA/Aaa/AAA
                             Class M-1:    AA/Aa2/AA
                             Class M-2:    A/A2/A
                             Class B-1:    BBB/Baa2/BBB

ERISA Eligibility:           It is expected that the Class A Certificates may be
                             purchased  by  employee   benefit  plans  that  are
                             subject to ERISA. Subject to the restrictions set forth in the Prospectus and Prospectus Supplement, the Class M-1, Class M-2 and Class B-1 Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:             The  Class  A  and  Class  M-1  Certificates   WILL
                             constitute   "mortgage   related   securities"  for
                             purposes of SMMEA.  The Class M-2  Certificates and
                             Class   B-1   Certificates   WILL  NOT   constitute
                             "mortgage  related   securities"  for  purposes  of
                             SMMEA.

Taxation:                    One or more REMICs.

Optional Termination:        Optional  Termination  may be  exercised by Olympus
                             Servicing, L.P., in its sole discretion, when the aggregate outstanding principal balance of the MH
                             Contracts is equal to or less than 10% of the aggregate principal balance of the MH Contracts as of the Cut-off Date.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


Pass-through Rate:           For the Offered Certificates, the lesser of (i) the
                             fixed rate set forth  herein and (ii) the Net Funds
                             Cap.

Net Funds Cap:               As to any  Distribution  Date,  an amount  based on
                             Available Funds as described in the prospectus.

Net Contract Rate:           As to each manufactured  housing contract,  the per
                             annum rate equal to the MH Contract rate of such MH
                             Contract less the per annum rate at which the servicing fee, trustee fee and the loss mitigation advisor's fee accrue. The servicing fee accrues at 0.75% per annum (the servicing fee may increase to 1.00% per annum, if necessary, in the event that the servicer is replaced), the loss mitigation advisor's fee accrues at [0.02%] per annum, and the trustee fee accrues at [0.0025]% per annum.

Interest Advancing:          The  servicer   will  be  obligated  to  make  cash
                             advances  with  respect to  delinquent  payments of
                             interest on the MH Contracts  to the extent  deemed
                             recoverable   (as   described  in  the   Prospectus
                             Supplement).

Accrued Certificate          For each  Class  of  Offered  Certificates,  on any
Interest:                    Distribution   Date,  shall  equal   the  amount of
                             interest   accrued  during  the  related   Interest
                             Accrual  Period on the  related  Class  Certificate
                             Balance.

Credit Enhancement:          1.       Excess cashflow
                             2.       Overcollateralization.
                             3.       Subordination (see table below).

                  --------------------------------------------------------------
                           EXPECTED ORIG      EXPECTED ORIG    EXPECTED FINAL
                               CREDIT         TARGET CREDIT    TARGET CREDIT
                  CLASS     ENHANCEMENT*      ENHANCEMENT*     ENHANCEMENT**
                  --------------------------------------------------------------
                  A            25.5%              28.5%            57.0%
                  M-1          19.0%              22.0%            44.0%
                  M-2          13.5%              16.5%            33.0%
                  B-1           8.8%              11.8%            23.5%
                  B-2           4.0%              7.0%             14.0%
                  --------------------------------------------------------------

                             * Prior to Crossover date, based on initial balance of the MH Contracts.
                             ** After Crossover date, based on outstanding balance of the MH Contracts.

Trigger Events:              Cumulative Realized Loss Test:

                                      Months 54-66:  6.0%
                                      Months 67-78:  7.0%
                                      Months 79-90:  9.0%
                                      Months 90+:    11.0%

                             Average Sixty Day Delinquency Test:   7.0%

                             Current Realized Loss Ratio Test:     2.5%

Registration:                The  Offered  Certificates  will  be  available  in
                             book-entry    form   through   DTC,    Clearstream,
                             Luxembourg and Euroclear.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


Interest Distributions:      Interest will be  distributed  first to the Class R
                             Certificates,  then to the  Class  A  Certificates,
                             then to the  Class  M-1  Certificates,  then to the
                             Class  M-2  Certificates,  then  to the  Class  B-1
                             Certificates    and   then   to   the   Class   B-2
                             Certificates.  All Classes of Offered  Certificates
                             will bear  interest  at a fixed  Pass-Through  Rate
                             calculated  on  a  30/360  basis.  The  "Class  M-1
                             Adjusted  Principal Balance" as of any Distribution
                             Date is the Class M-1  Principal  Balance  less any
                             Class M-1 Liquidation  Loss Amount.  The "Class M-1
                             Principal   Balance"  is  the  Original  Class  M-1
                             Principal  Balance  less  all  amounts   previously
                             distributed  on account of  principal  on the Class
                             M-1 Certificates. The "Class M-2 Adjusted Principal
                             Balance" as of any  Distribution  Date is the Class
                             M-2   Principal   Balance   less  any   Class   M-2
                             Liquidation  Loss Amount.  The "Class M-2 Principal
                             Balance"  is  the  Original   Class  M-2  Principal
                             Balance less all amounts previously  distributed on
                             account of principal on the Class M-2 Certificates.
                             The "Class B-1  Adjusted  Principal  Balance" as of
                             any  Distribution  Date is the Class B-1  Principal
                             Balance less any Class B-1 Liquidation Loss Amount.
                             The "Class B-1  Principal  Balance is the  Original
                             Class  B-1  Principal   Balance  less  all  amounts
                             previously  distributed  on account of principal on
                             the Class B-1 Certificates. The "Class B-2 Adjusted
                             Principal  Balance" as of any Distribution  Date is
                             the Class B-2 Principal  Balance less any Class B-2
                             Liquidation  Loss Amount.  The "Class B-2 Principal
                             Balance"  is  the  Original   Class  B-2  Principal
                             Balance less all amounts previously distributed on account of principal on the Class B-2 Certificates.
                             With respect to any Class of Certificates, a "Liquidation Loss Amount" is equal to the excess, if any, of the outstanding principal balance of the Certificates over the outstanding principal of the manufactured housing contracts. Liquidation loss amounts are generally borne by the most subordinate class of certificates outstanding. In the event that, on a particular Distribution Date, the Amount
                             Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding
                             Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Distribution Date.
                             Any such amount so carried forward will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

Excess Optimal               Excess   Optimal   Interest   for  any   class   of
Interest:                    certificates will be an amount equal to the product
                             of (a) the excess of (1) the fixed rate of interest
                             set forth  herein  for such  class of  certificates
                             over (2) the Net Funds Cap,  and (b) the  principal
                             balance of such class of  certificates.  Each class
                             of   certificates   will  be  entitled  to  receive
                             distributions    of   Excess    Optimal    Interest
                             sequentially  to the Class A, Class M-1, Class M-2,
                             Class B-1 and Class B-2 Certificates and in each case only to the extent of interest collections due during the related Interest Accrual Period, whether or not received, after payment of all interest on the certificates at their related Pass-Through
                             Rates.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


Principal Distributions:     After the payment of all interest  distributable to
                             the Class R, Class A, Class M-1,  Class M-2,  Class
                             B-1 and Class B-2 Certificateholders, principal will be distributable in the following manner:

                             On each Distribution Date, the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class R-I and Class R-II Certificateholders, then the Class A Percentage of the Formula Principal Distribution
                             Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A Certificateholders. The Class A Percentage for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is the
                             Class A Principal Balance as of such Distribution Date, and the denominator of which is the sum of:
                             (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1 Certificateholders on each Distribution Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied. The Class M-1 Percentage for any Distribution Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after October 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing
                             Agreement (the "Agreement")) as of such Distribution Date must not exceed 7%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than approximately 57%.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


Principal  Distributions     The Class M-2  Percentage of the Formula  Principal
(continued):                 Distribution  Amount (as defined in the  Prospectus
                             Supplement)  will be  distributed  to the Class M-2
                             Certificateholders  on  each  Distribution  Date on
                             which (i) the Class A  Principal  Balance and Class
                             M-1 Principal  Balance have been reduced to zero or
                             (ii) the Class M-2 Distribution  Test is satisfied.
                             The Class M-2 Percentage for any Distribution  Date
                             will  equal  (a)  zero,  if the  Class A  Principal
                             Balance and Class M-1  Principal  Balance  have not
                             yet  been   reduced  to  zero  and  the  Class  M-2
                             Distribution   Test  is  not  satisfied  or  (b)  a
                             fraction,  expressed as a percentage, the numerator
                             of which is the Class M-2  Principal  Balance as of
                             such  Distribution  Date,  and the  denominator  of
                             which  is the sum of:  (i)  the  Class A  Principal
                             Balance,  if  any,  (ii)  the  Class  M-1  Adjusted
                             Principal Balance,  otherwise zero, (iii) the Class
                             M-2 Adjusted  Principal  Balance,  otherwise  zero,
                             (iv)  if  the  Class  B-1   Distribution   Test  is
                             satisfied on such Distribution  Date, the Class B-1
                             Adjusted Principal Balance,  otherwise zero and (v)
                             if the Class B-2 Distribution  Test is satisfied on
                             such  Distribution  Date,  the sum of the Class B-2
                             Adjusted      Principal     Balance     and     the
                             Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after October 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 7%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than approximately 44%.

                             The Class B-1 Percentage for any Distribution Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B-1 Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, otherwise zero,
                             (iii) the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) the Class B-1 Adjusted Principal Balance, and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class B-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after October 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 7%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; (v) the sum of the Class B-1 Principal Balance, the Class
                             B-2      Principal      Balance,       and      the
                             Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than approximately 33%

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


Principal  Distributions     The Class B-2 Percentage for any Distribution  Date
(continued):                 will  equal  (a)  zero,  if the  Class A  Principal
                             Balance, the Class M-1 Principal Balance, the Class
                             M-2  Principal  Balance  and the Class B-1 have not
                             yet  been   reduced  to  zero  and  the  Class  B-2
                             Distribution   Test  is  not  satisfied  or  (b)  a
                             fraction,  expressed as a percentage, the numerator
                             of  which  is the sum of the  Class  B-2  Principal
                             Balance and the Overcollateralization  Amount as of
                             such  Distribution  Date,  and the  denominator  of
                             which  is the sum of:  (i)  the  Class A  Principal
                             Balance,  if  any,  (ii)  the  Class  M-1  Adjusted
                             Principal Balance,  otherwise zero, (iii) the Class
                             M-2 Adjusted  Principal  Balance,  otherwise  zero,
                             (iv) the  Class  B-1  Adjusted  Principal  Balance,
                             otherwise  zero  and (v) the sum of the  Class  B-2
                             Adjusted      Principal     Balance     and     the
                             Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class B-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after October 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 7%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; (v) the Class B-2 Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than approximately 23.5%.

Overcollateralization:       There  will  be  initial  overcollateralization  of
                             approximately   4.0%   building  to  7.00%  of  the
                             aggregate  Cut-Off Date principal balance of the MH
                             Contracts  included  in the Trust as of the Closing
                             Date.

                             The Certificateholders will receive principal distributions on each Distribution Date to the extent there is any Monthly Excess Cashflow amount remaining after payment of all interest and principal on the Certificates, the monthly servicing fee to the Servicer, and the trustee fee for such Distribution Date, up to the amount necessary to build overcollateralization to approximately 7.00% of the aggregate Cut-Off Date principal balance of the MH Contracts included in the Trust as of the Closing Date.

                             Such additional distributions will be distributed in the following order of priority:

                             1. to the class A Certificates, until their balances have been reduced to zero or the overcollateralization target has been reached
                             2. to the Class M-1 Certificates, until their balance, including any M-1 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                             3. to the Class M-2 Certificates, until their balance, including any M-2 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                             4. to the Class B-1 Certificates, until their balance, including any B-1 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                             5. to the Class B-2 Certificates, until their balance, including any B-2 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached

                             Any Monthly Excess Cashflow remaining after the distributions described above will be paid to the holder of the Class SB Certificates.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


CERTIFICATE SUMMARY

TO CALL:

===================================================================================================================================
Class A                        50 MHP                125 MHP                 175 MHP                 225 MHP                300 MHP
average life                      9.9                    6.2                     4.8                     3.9                    2.8
Principal Window        Apr02 - Nov27          Apr02 - Dec21          Apr02 - Aug 18           Apr02 - Nov15          Apr02 - Nov12
First Pay (yrs)                  0.08                   0.08                    0.08                    0.08                   0.08
Last Pay (yrs)                  25.66                  19.75                   16.41                   13.66                  10.67
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1                      50 MHP                125 MHP                 175 MHP                 225 MHP                300 MHP
average life                     20.1                   14.0                    11.2                     9.2                    7.9
Principal Window        Jan15 - Nov27          Sep09 - Dec21          Dec07 - Aug 18           Nov06 - Nov15          Oct06 - Nov12
First Pay (yrs)                 12.83                   7.50                    5.75                    4.67                   4.58
Last Pay (yrs)                  25.66                  19.75                   16.41                   13.66                  10.67
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2                      50 MHP                125 MHP                 175 MHP                 225 MHP                300 MHP
average life                     20.1                   14.0                    11.2                     9.2                    7.9
Principal Window        Jan15 - Nov27          Sep09 - Dec21          Dec07 - Aug 18           Oct06 - Nov15          Oct06 - Nov12
First Pay (yrs)                 12.83                   7.50                    5.75                    4.58                   4.58
Last Pay (yrs)                  25.66                  19.75                   16.41                   13.66                  10.67
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1                      50 MHP                125 MHP                 175 MHP                 225 MHP                300 MHP
average life                     20.1                   14.0                    11.2                     9.2                    7.9
Principal Window         Jan15- Nov27          Sep09 - Dec21          Dec07 - Aug 18           Oct06 - Nov15          Oct06 - Nov12
First Pay (yrs)                 12.83                   7.50                    5.75                    4.58                   4.58
Last Pay (yrs)                  25.66                  19.75                   16.41                   13.66                  10.67
===================================================================================================================================

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


TO MATURITY:

===================================================================================================================================
Class A                       50 MHP                 125 MHP                 175 MHP                225 MHP                 300 MHP
average life                     9.9                     6.2                     4.9                    4.0                     2.8
Principal Window       Apr02 - Jun31           Apr02 - Jun31           Apr02 - Jun31          Apr02 - Jun31           Apr02 - Apr31
First Pay (yrs)                 0.08                    0.08                    0.08                   0.08                    0.08
Last Pay (yrs)                 29.25                   29.25                   29.25                  29.25                   29.08
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1                     50 MHP                 125 MHP                 175 MHP                225 MHP                 300 MHP
average life                    20.5                    14.8                    12.1                   10.1                     8.9
Principal Window       Jan15 - Aug31           Sep09 - Aug31           Dec07 - Aug31          Nov06 - Aug31           Oct06 - Jun31
First Pay (yrs)                12.83                    7.50                    5.75                   4.67                    4.58
Last Pay (yrs)                 29.41                   29.41                   29.41                  29.41                   29.25
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2                     50 MHP                 125 MHP                 175 MHP                225 MHP                 300 MHP
average life                    20.5                    14.8                    12.1                   10.1                     8.9
Principal Window       Jan15 - Aug31           Sep09 - Aug31           Dec07 - Aug31          Oct06 - Aug31           Oct06 - Aug31
First Pay (yrs)                12.83                    7.50                    5.75                   4.58                    4.58
Last Pay (yrs)                 29.41                   29.41                   29.41                  29.41                   29.41
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1                     50 MHP                 125 MHP                 175 MHP                225 MHP                 300 MHP
average life                    20.5                    14.8                    12.1                   10.1                     8.9
Principal Window       Jan15 - Aug31           Sep09 - Aug31           Dec07 - Aug31          Oct06 - Aug31           Oct06 - Aug31
First Pay (yrs)                12.83                    7.50                    5.75                   4.58                    4.58
Last Pay (yrs)                 29.41                   29.41                   29.41                  29.41                   29.41
===================================================================================================================================

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


STATISTICAL COLLATERAL SUMMARY

All information on the MH Contracts is approximate and is as of the 3/1/02 cutoff date. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the MH Contracts, respectively.

       -------------------------------------------------------------------------

       Number of Total Number of Loans                                    2,190
       Total Outstanding Loan Balance                           $107,077,744.16
       Weighted Average Contract Rate                                   9.7023%
       Weighted Average Net Rate                                        8.9523%
       Range of Rates                                          6.750% - 15.000%
       Weighted Avg. Original Term                                          319
       Weighted Avg. Remaining Term                                         311
       Average Loan Current Balance                                  $48,893.35
       Weighted Average FICO                                                711
       Weighted Average LTV                                               87.5%
       New / Used                                               72.2%  /  27.8%
       Single / Multi                                           23.2%  /  76.8%
       Park / Private                                              53.1%  46.9%
       % Full Doc:                                                        90.3%
       % Owner-Occupied                                                   98.4%
       % Land Home                                                         3.5%
       % Repo Refi                                                         0.0%
       % Fixed Rate                                                      100.0%
       -------------------------------------------------------------------------

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                               NUMBER       AGGREGATE PRINCIPAL
                                                 OF            BALANCE AS OF         %
                                              CONTRACTS        CUT-OFF DATE

YEAR OF ORIGINATION  2001                        2,190        107,077,744.16      100.0
                     TOTAL:                      2,190        107,077,744.16      100.0


MODEL YEAR           1977                           28          1,054,404.81        1.0
                     1978                           40          1,563,797.64        1.5
                     1979                           31          1,371,900.83        1.3
                     1980                           25          1,182,390.91        1.1
                     1981                           23          1,061,569.34        1.0
                     1982                           13            377,545.70        0.4
                     1983                           13            526,748.43        0.5
                     1984                           10            322,401.92        0.3
                     1985                           18            819,752.14        0.8
                     1986                           22            876,577.61        0.8
                     1987                           15            537,086.62        0.5
                     1988                           21          1,090,646.67        1.0
                     1989                           22            920,085.35        0.9
                     1990                           23          1,035,980.46        1.0
                     1991                           22          1,165,502.69        1.1
                     1992                           18            731,632.65        0.7
                     1993                           20            763,294.48        0.7
                     1994                           23            967,560.32        0.9
                     1995                           39          1,335,666.33        1.2
                     1996                           41          1,811,899.55        1.7
                     1997                           42          2,117,309.05        2.0
                     1998                           61          2,904,278.99        2.7
                     1999                          119          5,231,883.97        4.9
                     2000                          331         16,683,040.56       15.6
                     2001                          982         51,918,636.28       48.5
                     2002                          188          8,706,150.86        8.1
                     TOTAL:                      2,190        107,077,744.16      100.0


PROPERTY TYPE        Single Wide                   721         23,082,738.20       21.6
                     Double Wide                 1,363         78,966,382.25       73.7
                     Triple Wide                    42          3,161,467.73        3.0
                     Quad Wide                       2            147,678.56        0.1
                     Park Model                     62          1,719,477.42        1.6
                     TOTAL:                      2,190        107,077,744.16      100.0

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                               NUMBER       AGGREGATE PRINCIPAL
                                                 OF            BALANCE AS OF         %
                                              CONTRACTS        CUT-OFF DATE


PURPOSE              Purchase                    2,135        102,520,082.68       95.7
                     Refinance - Rate Term          27          1,923,894.96        1.8
                     Refinance - Cashout            28          2,633,766.52        2.5
                     TOTAL:                      2,190        107,077,744.16      100.0


FICO                 Not Available                   1             48,750.48        0.0
                     541 - 560                       1             41,342.45        0.0
                     561 - 580                       2             58,415.42        0.1
                     581 - 600                       2            112,644.82        0.1
                     601 - 620                      12            503,776.88        0.5
                     621 - 640                     148          7,000,343.85        6.5
                     641 - 660                     235         11,499,290.96       10.7
                     661 - 680                     277         13,146,989.02       12.3
                     681 - 700                     288         14,304,560.60       13.4
                     701 - 720                     306         14,752,231.18       13.8
                     721 - 740                     280         13,448,367.96       12.6
                     741 - 760                     258         13,373,212.15       12.5
                     761 - 780                     195         10,393,102.51        9.7
                     781 - 800                     126          5,778,894.32        5.4
                     801 - 820                      40          1,811,103.13        1.7
                     821 - 840                      18            775,922.53        0.7
                     841 - 860                       1             28,795.90        0.0
                     TOTAL:                      2,190        107,077,744.16        100

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                               NUMBER       AGGREGATE PRINCIPAL
                                                 OF            BALANCE AS OF         %
                                              CONTRACTS        CUT-OFF DATE

STATE                California                    479         33,743,992.41       31.5
                     Texas                         514         24,060,277.90       22.5
                     Colorado                       92          4,010,899.84        3.7
                     Florida                        74          3,738,449.59        3.5
                     Oklahoma                       85          3,663,400.40        3.4
                     Mississippi                    87          3,597,356.24        3.4
                     Georgia                        69          3,361,772.77        3.1
                     Louisiana                      78          3,079,786.20        2.9
                     Arkansas                       74          2,869,376.28        2.7
                     Missouri                       54          2,165,514.11        2.0
                     Kansas                         39          1,701,139.60        1.6
                     Michigan                       46          1,697,327.39        1.6
                     Arizona                        45          1,633,519.84        1.5
                     South Carolina                 35          1,607,418.04        1.5
                     Alabama                        38          1,510,194.27        1.4
                     Washington                     33          1,302,817.41        1.2
                     Oregon                         28          1,125,102.48        1.1
                     Pennsylvania                   33          1,099,092.74        1.0
                     Minnesota                      27          1,049,271.06        1.0
                     Nevada                         20          1,020,908.07        1.0
                     New Mexico                     22            820,085.47        0.8
                     South Dakota                   17            805,391.23        0.8
                     Iowa                           17            736,881.81        0.7
                     Utah                           17            656,830.55        0.6
                     Wyoming                        15            646,604.79        0.6
                     North Carolina                 18            644,798.96        0.6
                     Illinois                       23            635,472.77        0.6
                     Wisconsin                      18            585,091.45        0.5
                     Kentucky                       14            551,826.01        0.5
                     Indiana                        17            527,510.53        0.5
                     Montana                        11            498,031.46        0.5
                     Ohio                           14            437,593.15        0.4
                     Virginia                        9            335,242.42        0.3
                     Vermont                         5            220,387.52        0.2
                     North Dakota                    3            186,859.07        0.2
                     Delaware                        5            174,398.52        0.2
                     New Hampshire                   4            156,678.85        0.1
                     Idaho                           4            123,798.62        0.1
                     Nebraska                        3            123,056.36        0.1
                     Maryland                        2             85,169.93        0.1
                     Maine                           1             52,260.14        0.0
                     Connecticut                     1             36,157.91        0.0
                     TOTAL:                      2,190        107,077,744.16      100.0

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                               NUMBER       AGGREGATE PRINCIPAL
                                                 OF            BALANCE AS OF         %
                                              CONTRACTS        CUT-OFF DATE

ORIGINAL BALANCE     0.01 - 10,000.00               16            128,929.52        0.1
                     10,000.01 - 20,000.00         127          1,995,955.16        1.9
                     20,000.01 - 30,000.00         306          7,596,143.30        7.1
                     30,000.01 - 40,000.00         491         16,909,569.94       15.8
                     40,000.01 - 50,000.00         393         17,330,444.82       16.2
                     50,000.01 - 60,000.00         311         16,949,557.84       15.8
                     60,000.01 - 70,000.00         222         14,303,812.14       13.4
                     70,000.01 - 80,000.00         121          8,939,433.03        8.3
                     80,000.01 - 90,000.00          53          4,474,965.83        4.2
                     90,000.01 - 100,000.00         44          4,119,526.03        3.8
                     100,000.01 - 110,000.00        19          1,923,568.75        1.8
                     110,000.01 - 120,000.00        23          2,606,495.53        2.4
                     120,000.01 - 130,000.00        13          1,619,715.47        1.5
                     130,000.01 - 140,000.00         8          1,067,366.19        1.0
                     140,000.01 - 150,000.00        13          1,892,163.27        1.8
                     150,000.01 - 160,000.00         9          1,383,340.75        1.3
                     160,000.01 - 170,000.00         7          1,151,307.21        1.1
                     170,000.01 - 180,000.00         6          1,045,010.17        1.0
                     180,000.01 - 190,000.00         3            549,991.82        0.5
                     190,000.01 - 200,000.00         2            385,925.94        0.4
                     220,000.01 - 230,000.00         1            220,888.62        0.2
                     230,000.01 - 240,000.00         1            234,821.58        0.2
                     240,000.01 - 250,000.00         1            248,811.25        0.2
                     TOTAL:                      2,190        107,077,744.16      100.0

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                               NUMBER       AGGREGATE PRINCIPAL
                                                 OF            BALANCE AS OF         %
                                              CONTRACTS        CUT-OFF DATE

CURRENT RATE             6.501 - 6.750              13            802,343.96        0.7
                         6.751 - 7.000              31          1,708,509.40        1.6
                         7.001 - 7.250              37          2,073,839.58        1.9
                         7.251 - 7.500              76          4,611,398.33        4.3
                         7.501 - 7.750              90          4,748,286.18        4.4
                         7.751 - 8.000              67          3,358,346.92        3.1
                         8.001 - 8.250              98          5,068,058.18        4.7
                         8.251 - 8.500             125          7,390,858.06        6.9
                         8.501 - 8.750              81          4,730,184.24        4.4
                         8.751 - 9.000             119          6,743,534.38        6.3
                         9.001 - 9.250             125          5,858,755.23        5.5
                         9.251 - 9.500             126          7,043,494.53        6.6
                         9.501 - 9.750             120          6,076,329.62        5.7
                         9.751 - 10.000            133          6,595,723.68        6.2
                         10.001 - 10.250           106          5,220,736.67        4.9
                         10.251 - 10.500           126          5,824,230.70        5.4
                         10.501 - 10.750            95          4,213,702.73        3.9
                         10.751 - 11.000            87          4,173,827.39        3.9
                         11.001 - 11.250            85          3,516,168.84        3.3
                         11.251 - 11.500            95          3,996,805.49        3.7
                         11.501 - 11.750            84          3,448,482.68        3.2
                         11.751 - 12.000            79          3,358,036.09        3.1
                         12.001 - 12.250            45          1,871,327.70        1.7
                         12.251 - 12.500            40          1,461,265.37        1.4
                         12.501 - 12.750            39          1,406,360.12        1.3
                         12.751 - 13.000            23            677,921.51        0.6
                         13.001 - 13.250            15            339,982.90        0.3
                         13.251 - 13.500             7            257,908.28        0.2
                         13.501 - 13.750             4             65,482.15        0.1
                         13.751 - 14.000             7            164,462.30        0.2
                         14.001 - 14.250             3             83,914.75        0.1
                         14.251 - 14.500             4            104,438.90        0.1
                         14.501 - 14.750             4             67,376.16        0.1
                         14.751 - 15.000             1             15,651.14        0.0
                         TOTAL:                  2,190        107,077,744.16      100.0

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                               NUMBER       AGGREGATE PRINCIPAL
                                                 OF            BALANCE AS OF         %
                                              CONTRACTS        CUT-OFF DATE

ORIGINAL LTV             <= 50.000                  49          1,253,426.11        1.2
                         50.001 - 55.000            26          1,144,664.67        1.1
                         55.001 - 60.000            23          1,219,596.01        1.1
                         60.001 - 65.000            37          1,730,793.97        1.6
                         65.001 - 70.000            62          3,067,692.71        2.9
                         70.001 - 75.000           105          4,836,708.34        4.5
                         75.001 - 80.000           146          7,148,911.46        6.7
                         80.001 - 85.000           254         11,546,948.87       10.8
                         85.001 - 90.000           386         19,212,925.91       17.9
                         90.001 - 95.000           558         28,632,181.36       26.7
                         95.001 - 100.000          544         27,283,894.75       25.5
                         TOTAL:                  2,190        107,077,744.16      100.0


STATED REMAINING TERM    1 - 60                      6             60,220.67        0.1
                         61 - 120                   76          1,528,423.14        1.4
                         121 - 180                 256          7,967,118.17        7.4
                         181 - 240                 487         17,932,354.21       16.7
                         241 - 300                 109          5,517,897.61        5.2
                         301 - 360               1,256         74,071,730.36       69.2
                         TOTAL:                  2,190        107,077,744.16      100.0